UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 20, 2013

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 20, 2013, Auxilium Pharmaceuticals, Inc. issued a press release announcing data evaluating the use of XIAFLEX® (collagenase clostridium histolyticum or CCH) for the potential treatment of Peyronie’s disease, if approved by the U.S. Food and Drug Administration, will be presented at the upcoming 19th Annual Fall Scientific Meeting of the Sexual Medicine Society of North America (SMSNA) being held in New Orleans, LA, from November 21-24, 2013.

The foregoing is qualified in its entirety by the text of the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.  All readers are encouraged to read the entire text of the press release attached hereto.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1	Press Release, dated November 20, 2013, issued by Auxilium Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: November 20, 2013	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General
Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated November 20, 2013, issued by Auxilium Pharmaceuticals, Inc.